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                                                                   Exhibit 10.27

                             HINES HOLDINGS, INC.

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          THIS AGREEMENT is made and entered into as of February 5, 1998, between Madison Dearborn Capital Partners, L.P. ("MDCP"), and, Hines Holdings, Inc., a Nevada corporation (the "Company").

          WHEREAS, the Company desires to sell to MDCP and MDCP desires to purchase from the Company 2,000 shares of the Company's 12% Cumulative Redeemable Senior Preferred Stock, par value $.01 per share ("Class A Preferred"), on the terms set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Purchase and Sale of Securities. The Company shall authorize the issuance and sale to MDCP of 2,000 shares of Class A Preferred (the "Securities") for an aggregate purchase price of $2,000,000 payable in cash at the Closing.

          2. Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Securities hereunder (the "Closing") shall take place at the offices of MDCP on the date hereof, or at such other place or on such other date as is mutually agreeable to Buyer and Seller. At the Closing, the Company shall deliver to MDCP a stock certificate representing the Securities, registered in MDCP's name, and MDCP shall pay the purchase price therefor by cashiers or certified check or by wire transfer of immediately available funds to a bank account designated by the Company.

          3.  Closing Conditions.

          (a) The obligation of the Company to issue and sell the Securities hereunder is subject to the satisfaction of the condition that as of the Closing the representations and warranties contained in paragraph 5 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          (b) The obligation of MDCP to purchase the Securities hereunder is subject to the satisfaction of the condition that as of the Closing the representations and warranties contained in paragraph 4 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          4. Representations and Warranties of the Company. The Company hereby represents and warrants to MDCP as follows:

          (a) Authorization. This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This
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Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

          (b) Conflicts. The execution, delivery and performance of this Agreement by the Company does not conflict with, violate or result in the breach of, or create any lien or encumbrance on the Class A Preferred pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Securities are bound, except for federal and state securities laws.

          5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

          (a) Authorization. The execution and performance of this Agreement have been duly authorized by all necessary action on the part of Buyer, and this Agreement when executed and delivered shall constitute a valid and legally binding obligation of Buyer, enforceable in accordance with its terms.

          (b) Investment Representations. Buyer is purchasing the Securities for investment purposes and is not purchasing the Securities with a view to the public sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the Securities in violation of any federal or state securities laws. Buyer has been given access to all information regarding the Company that it has requested from Seller. Buyer is capable of evaluating and has evaluated the merits and risks of its purchase of the Securities and is able to bear the economic risk of its investment in the Securities. Buyer recognizes that it must bear the economic risk of the investment represented by its purchase of the Securities for an indefinite period. Buyer understands that the Securities have not been registered under the Securities Act of 1933 on the basis that the sale provided for in this Agreement is exempt pursuant to Sections 4(1) and 4(2) of the Act and that the reliance of Seller on such exemptions is predicated upon Buyer's representations set forth herein.

          6. Assumption of Purchase Agreement. Buyer hereby agrees to be subject to all of the obligations, terms and conditions of, and entitled to all of the rights and benefits under, Section 3, Section 4 and paragraphs 7A, 7B, 7C, 7D, 7E, 7F and 7P of the Purchase Agreement dated November 27, 1996 between the Company and the Purchasers named therein (the "Purchase Agreement"), as if Buyer were originally a party to such agreement with respect to the Securities purchased hereunder to the same extent as if Buyer was a Purchaser thereunder. The signature page to this Agreement shall constitute a counterpart executed by Buyer for purposes of Section 3, Section 4, and paragraphs 7A, 7B, 7C, 7D, 7E, 7F and 7P of the Purchase Agreement.

          7. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the Closing hereunder.

          8.  Indemnification.

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          (a) Buyer shall indemnify Seller and its officers, directors, employees, representatives and agents and hold Seller and such persons harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including, without limitation, costs of suit and attorneys' fees and expenses) incurred by Seller or such persons resulting from any breach of any representation, warranty, covenant or agreement made by Buyer herein.

          (b) Seller shall indemnify Buyer and its officers, directors, employees, representatives and agents and hold Buyer and such persons harmless against and in respect of any and all losses, liabilities, damages, obligations, claims, encumbrances, costs and expenses (including, without limitation, costs of suit and attorneys' fees and expenses) incurred by Buyer or such persons resulting from any breach of any representation, warranty, covenant or agreement made by Seller herein.

          9. Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations, written or oral, which may have related to the subject matter hereof.

          10. Expenses. Each party hereto shall pay its own expenses arising in connection with the negotiation, execution and consummation of the transactions contemplated by this Agreement.

          11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          12. Further Assurances. After the Closing, as and when requested by Buyer, Seller shall, without further consideration, execute and deliver all such instruments of conveyance and transfer and shall take such further actions as may be necessary or desirable in order to transfer the Securities to Buyer and to carry out fully the provisions and purposes of this Agreement.

          13. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Buyer and Seller and their respective successors and assigns.

          14. Choice of Law. The construction, validity, interpretation and enforcement of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Nevada.

                            *      *      *      *

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                              SELLER:  MADISON DEARBORN CAPITAL
                                       PARTNERS, L.P.


                              By: Madison Dearborn Partners, L.P.
                              Its: General Partner

                              By: Madison Dearborn Partners, Inc.
                              Its:  General Partner


                              By: /s/ Paul R. Wood
                                  ------------------------------------

                              Its: Vice President


     With respect to paragraph 6 of this Agreement:

                              HINES HOLDINGS, INC.



                              By: /s/ Paul R. Wood
                                  ------------------------------------

                              Its: President

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